Supplement to the

Fidelity® Blue Chip Growth Fund

Fidelity Blue Chip Value Fund

Funds of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

October 9, 2009

The following information replaces similar information found in the "Management Contracts"section on page 32.

The following table provides information relating to other accounts managed by Mr. Kalra as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 10,284	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 10,284	none	none

* Includes Blue Chip Growth ($10,284 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Growth beneficially owned by Mr. Kalra was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Hebard as of July 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 429	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 393	none	none

* Includes Blue Chip Value ($333 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of July 31, 2009, the dollar range of shares of Blue Chip Value beneficially owned by Mr. Hebard was $100,001 - $500,000.

BCF/BCVB-10-01 June 15, 2010
1.802077.112